UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    January 7, 2005



                           BIOPHAN TECHNOLOGIES, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)



          NEVADA                    0-26057                   82-0507874
-----------------------------     -------------        ---------------------
(State or other jurisdiction      (Commission          (I.R.S. Employer
            of incorporation)      File Number)         Identification No.)


      150 LUCIUS GORDON DRIVE,  SUITE 215
            WEST HENRIETTA, NEW YORK                     14586
      ---------------------------------------          ---------
      (Address of principal executive offices)         (Zip code)


                                 (585) 214-2441
                            -------------------------
                         (Registrant's telephone number)

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Item 7.01 Regulation FD Disclosure

In a second press release dated January 7, 2005, the Company released more details on its acquisition of AMRIS GmbH, a leading German-based developer of MRI-safe and image-compatible technology solutions and biomedical devices as reported in a New York Times article and a previous Form 8-K of the same date. See attached Exhibit 99.1 for the complete text of the press release.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BIOPHAN TECHNOLOGIES, INC.
                                                --------------------------
                                                   (Registrant)

Date:  1/7/05                                   /S/ Robert J. Wood
                                                --------------------------
                                                   (Signature)

                                                Robert J. Wood
                                                CFO, Treasurer, Secretary
                                                (Principal Financial Officer)